UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth in Item 2.01 of this report is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 1, 2017, the Company completed its previously announced acquisition of Athlaction Topco, LLC (“ACTIVE Network”), pursuant to a Stock Purchase and Merger Agreement, dated as of August 2, 2017 (as amended, the “Purchase Agreement”), by and among the Company, Athens Merger Sub, LLC, a newly formed wholly-owned subsidiary of the Company, ACTIVE Network, VEPF III AIV VI-A, L.P., VEPF IV AIV VII-A, L.P., VFF I AIV IV-A, L.P., Vista Equity Partners Management, LLC, as the representative of sellers, and, solely for purposes of certain specified sections of the Purchase Agreement, VEPF III AIV VI, L.P., VEPF IV AIV VII, L.P. and VFF I AIV IV, L.P. (collectively, the “Vista AIVs”), and Vista Equity Partners Fund III GP, LLC, Vista Equity Partners Fund IV GP, LLC and Vista Foundation Fund I GP, LLC (collectively, the “Vista GPs”). Pursuant to an amendment to the Purchase Agreement dated as of August 31, 2017, among other things, VEPF III AIV VI-A, L.P. and VFF I AIV IV-A, L.P. assigned their rights and obligations under the Purchase Agreement to VEP Global Aggregator, LLC, and VEPF IV AIV VII-A, L.P. assigned a portion of its rights and obligations under the purchase agreement to VEP Global Aggregator, LLC, which became a party to the Purchase Agreement (VEP Global Aggregator, LLC and VEPF IV AIV VII-A, L.P., collectively, the “Vista Blocker Sellers”).
Pursuant to the terms set forth in the Purchase Agreement, and following the completion of certain pre-closing reorganization steps, as a result of which the outdoors business of ACTIVE Network is no longer owned by ACTIVE Network, at closing, the Company acquired, through a series of transactions, 100% of the issued and outstanding equity interests of ACTIVE Network (the “Acquisition”). The purchase price to acquire ACTIVE Network was $1.2 billion, consisting of (i) $600 million in cash, which the Company funded by drawing on its revolving credit facility and with cash on hand, and (ii) 6,357,509 shares of the Company’s common stock having a value of approximately $600 million based on the volume weighted average trading price of the Company’s common stock for the ten trading days ending on the day prior to the execution of the Purchase Agreement, subject to certain customary adjustments.
The foregoing description of the transactions contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the amendment to the Purchase Agreement, which are incorporated herein by reference as Exhibit 2.1 and Exhibit 2.2.
In connection with the closing of the Acquisition, the Company, the Vista Blocker Sellers, the Vista AIVs, the Vista GPs, and certain additional sellers entered into a Stockholders’ Agreement, dated as of August 31, 2017, pursuant to which the sellers (with the exception of certain sellers who are current or former employees of ACTIVE Network or any of its subsidiaries) are subject to certain transfer restrictions (in addition to those set forth in the Purchase Agreement) as well as customary standstill provisions prohibiting the sellers from taking certain actions until the second year anniversary from the date of closing, including increasing their ownership in the Company to 6% or more of the Company’s outstanding common stock without the Company’s prior written consent.
The foregoing description of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders’ Agreement, which is incorporated herein by reference as Exhibit 10.1.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 2.01 of this report regarding the Company’s draw, on August 30, 2017, of $600 million from its revolving credit facility to fund the cash portion of the purchase price is incorporated herein by reference.
A more detailed description of the Company’s credit agreement and the revolving credit facility can be found in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017, filed with the SEC on August 3, 2017.
Item 3.02. Unregistered Sale of Equity Securities.
The information set forth in Item 2.01 of this report related to the issuance of 6,357,509 shares of the Company’s common stock pursuant to the Purchase Agreement is incorporated herein by reference. The Company relied on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) thereof and rules and regulations of the SEC promulgated thereunder. Each of the sellers who received the Company’s common stock in the acquisition is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
2.1
Stock Purchase and Merger Agreement, dated as of August 2, 2017, by and among Athlaction Topco, LLC, the Vista Blocker Sellers (as defined therein), Vista Equity Partners Management, LLC, as Sellers’ Representative, Global Payments Inc., Athens Merger Sub, LLC and the Vista AIVs and Vista GPs (as defined therein and solely for the limited purposes set forth therein) (filed as exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 8, 2017 and incorporated herein by reference).†

2.2
Amendment No. 1 to the Stock Purchase and Merger Agreement, dated as of August 31, 2017, by and among Global Payments Inc., Athlaction Topco, LLC, Vista Equity Partners Management, LLC, as Sellers’ Representative, and VEP Global Aggregator, LLC.†

10.1
Stockholders’ Agreement, dated as of August 31, 2017, by and among Global Payments Inc., VEPF IV AIV VII-A, L.P., VEP Global Aggregator, LLC, VEPF III AIV VI, L.P., VEPF IV AIV VII, L.P., VFF I AIV IV, L.P., Vista Equity Partners Fund III GP, LLC, Vista Equity Partners Fund IV GP, LLC, Vista Foundation Fund I GP, LLC, Todd Tyler, Ronald Tanner and certain other signatories thereto.

† Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

Exhibit Index

Exhibit No.	Description
2.1
Stock Purchase and Merger Agreement, dated as of August 2, 2017, by and among Athlaction Topco, LLC, the Vista Blocker Sellers (as defined therein), Vista Equity Partners Management, LLC, as Sellers’ Representative, Global Payments Inc., Athens Merger Sub, LLC and the Vista AIVs and Vista GPs (as defined therein and solely for the limited purposes set forth therein) (filed as exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 8, 2017 and incorporated herein by reference).†

2.2
Amendment No. 1 to the Stock Purchase and Merger Agreement, dated as of August 31, 2017, by and among Global Payments Inc., Athlaction Topco, LLC, Vista Equity Partners Management, LLC, as Sellers’ Representative, and VEP Global Aggregator, LLC.†

10.1
Stockholders’ Agreement, dated as of August 31, 2017, by and among Global Payments Inc., VEPF IV AIV VII-A, L.P., VEP Global Aggregator, LLC, VEPF III AIV VI, L.P., VEPF IV AIV VII, L.P., VFF I AIV IV, L.P., Vista Equity Partners Fund III GP, LLC, Vista Equity Partners Fund IV GP, LLC, Vista Foundation Fund I GP, LLC, Todd Tyler, Ronald Tanner and certain other signatories thereto.

† Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	September 6, 2017	By: /s/ Cameron M. Bready
Cameron M. Bready
Senior Executive Vice President and Chief Financial Officer